UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(RULE 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to

Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. )

Check the appropriate box:

☒	Preliminary Information Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2)).
☐	Definitive Information Statement.

PRECISION AEROSPACE COMPONENTS, INC.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration No.:

3.	Filing Party:

4.	Date filed: November 23, 2016

PRECISION AEROSPACE COMPONENTS, INC.

351 Camer Drive

Bensalem, PA 19020

NOTICE OF ACTION TO BE TAKEN BY THE SHAREHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To our Stockholders:

Precision Group Holdings LLC (“PGH” or the “Majority Shareholders”) is entitled to vote a total of 196,743 shares or approximately 65.8% of the total issued and outstanding common stock of Precision Aerospace Components, Inc., a Delaware corporation, which we refer to as “Precision” the “Company,” “we” or “us.” The Majority Shareholder has adopted the following resolutions by written consent in lieu of a meeting pursuant to the Delaware General Corporation Law.

1.	Authorize the officers and directors of the Company to cause the Company to amend its Certificate of Incorporation in order to decrease the number of authorized shares of common stock from 800,000,000, par value $0.001 per share, to 1,500,000, par value $0.001 per share.

On October 18, 2016, the Company completed a 1-for-2500 reverse stock split. No fractional shares were issued.

John F. Wachter, Chairman of the Board of Directors

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PRECISION AEROSPACE COMPONENTS, INC.

351 Camer Drive

Bensalem, PA 19020

November 23, 2016

SHAREHOLDER ACTION

The Majority Shareholder submitted its consent to the shareholder resolutions described in this Information Statement on or about November 22, 2016 to be effective upon satisfaction by the Company of all applicable filing and notification requirements of the Securities and Exchange Commission. As of November 22, 2016, the Majority Shareholder was entitled to vote a record of 196,743 shares of the Company’s common stock, par value $0.001 per share, or approximately 65.8% of the total issued and outstanding common stock of the Company. The remaining outstanding shares of common stock are held by approximately 24 other shareholders of record.

The Majority Shareholder is Precision Group Holdings LLC. Holders of the common stock of record as of November 22, 2016 are entitled to submit their consent to the shareholder resolutions described in this information statement, although no shareholder consents other than those of the Majority Shareholder are required to be submitted in order for the resolution to be adopted.

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We are not soliciting consents or proxies and shareholders have no obligation to submit either of them. Whether or not shareholders submit consents should not affect their rights as shareholders or the prospects of the proposed shareholder resolution being adopted. The Majority Shareholder has consented to the shareholder resolutions described in this information statement. Other shareholders who desire to submit their consents must do so by December 12, 2016 and once submitted will not be revocable. The affirmative vote of the holders of a majority of the outstanding common stock of the Company is required to adopt the resolutions described in this Information Statement. Delaware law does not require that the proposed transactions be approved by a majority of the disinterested shareholders. A total 298,900 shares of common stock will be entitled to vote on the Company's proposed transactions described in this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE COMPANY AND THE TRANSACTIONS

Proposed Shareholder Transaction

Our executive offices are located at 351 Camer Drive, Bensalem, Pennsylvania 19020, and our telephone number is (215) 245-5700. As described in the accompanying NOTICE OF ACTION TO BE TAKEN BY THE SHAREHOLDERS, the Company proposes to amend its Articles of Incorporation (the "Amendment") in order to decrease the number of authorized shares of the Company's common stock from 800,000,000, par value $0.001 per share, to 1,500,000, par value $0.001 per share.

The Board of Directors of the Company voted unanimously to implement the Amendment.

We are not expected to experience a material tax consequence as a result of the Amendment.

Additional Information

Additional information regarding the Company, its business, its capital stock, and its financial condition are included in the Company's Form 10-K annual report and its Form 10-Q quarterly reports. Copies of the Company's Form 10-K for its fiscal year ending December 31, 2015, as well as the Company's Form 10-Q for the quarters ending September 30, 2016, June 30, 2016, and March 31, 2016, are available upon request to: John F. Wachter, Chairman of the Board of Directors, Precision Aerospace Components, Inc., 351 Camer Drive, Pennsylvania 19020. These reports are also available under the Company's name on the Securities and Exchange Commission's website at www.sec.gov.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the names of our executive officers and directors and all persons known by us to beneficially own 5% or more of the issued and outstanding common stock of Precision Aerospace Components, Inc. on November 23, 2016. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of November 23, 2016 are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The percentage ownership of each beneficial owner is based on 298,900 outstanding shares of common stock. Except as otherwise listed below, the address of each person is c/o Precision Aerospace Components, Inc., 351 Camer Drive, Bensalem, Pennsylvania 19020. Except as indicated, each person listed below has sole voting and investment power with respect to the shares set forth opposite such person's name.

Name and Address of Stockholder	Number of Shares Owned	Percentage of Ownership
Precision Group Holdings LLC	196,743	65.8%
C3 Capital Partners III LP	96,697	32.4%

OTHER MATTERS

The Board of Directors of the Company is not aware that any matter other than those described in this Information is to be presented for the consent of the shareholders.

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EXHIBIT A

Certificate of Amendment to Articles of Incorporation

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of

Precision Aerospace Components, Inc.

resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "Fourth" so that, as amended, said Article shall be and read as follows:

> The total number of shares of stock which the corporation shall have authority to issue is One Million Five Hundred Thousand (1,500,000) shares of Common Stock, having a par value of One-tenth of One Cent ($0.001) per share.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this __________ day of __________, 20____.

By: ____________________
Authorized Officer

Title: ____________________

Name: ____________________
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